UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 9, 2007

First Midwest Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-10967	36-3161078
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Pierce Place, Suite 1500, Itasca, Illinois, 60143

(Address of principal executive offices) (Zip Code)

(630) 875-7450

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 7.01	Regulation FD Disclosure.

First Midwest Bancorp, Inc. (the “Company”) has made the information attached hereto as Exhibit 99.1 available via its website at www.firstmidwest.com/aboutinvstor_selected.asp. The information set forth in this Item 7.01 of this Current Report on Form 8-K, including the text of the information attached hereto as Exhibit 99.1, is being furnished to, but not filed with, the Securities and Exchange Commission (“SEC”) and shall not be deemed incorporated by reference into any filing made by the Company with the SEC, except as shall be expressly set forth by specific reference in such filing. The Company is not undertaking any duty to update this information after the date of this Report.

Item 9.01	Financial Statements and Exhibits

The following Exhibit is furnished as part of this Current Report on Form 8-K.

99.1	First Midwest Bancorp, Inc. Selected Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST MIDWEST BANCORP, INC.
(Registrant)

Date: August 9, 2007		/s/ Cynthia A. Lance
	By:	Cynthia A. Lance
	Title:	Executive Vice President and Corporate Secretary